Exhibit 99.1

First Quarter 2014 Investor Presentation May 2, 2014

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation A Proven Track Record 3 40 years of sustained, profitable growth

See Notice About This Presentation 4 HCC Overview

See Notice About This Presentation What Is HCC? Specialty Insurance Underwriter 5

Over 100 Specialty Lines Diverse, non-correlated lines of business See Notice About This Presentation 6

See Notice About This Presentation Performance Through Cycles Consistent, top-tier financial results and value creation regardless of market cycles 7

See Notice About This Presentation Strong Balance Sheet AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best Company AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 8

Consistent, Profitable Growth 9 Premium See Notice About This Presentation ($ in millions) CAGR (2008-2013) GWP: 2.9% NWP: 1.8% NEP: 2.2%

Underwriting Focus 10 Underwriting Ratios See Notice About This Presentation

See Notice About This Presentation Effective Catastrophe Management 11 1 1/1/14 PML excludes reinstatement premiums and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity

See Notice About This Presentation 12 1Q14 Results

See Notice About This Presentation Earnings Per Share 13 1Q13 actual $1.05 EPS 1Q14 actual $1.07 EPS A new first quarter record

See Notice About This Presentation Book Value Growth 14 Note: Results are first quarter 2014. 3.2% Actual 2.1% Excluding AOCI

See Notice About This Presentation Combined Ratio 15 83.0% Target: mid-80s Note: Results are first quarter 2014.

See Notice About This Presentation Expense Ratio Low expense ratio = competitive advantage 16 25.8% Note: Results are first quarter 2014.

Note: Results are first quarter 2014. 1 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 32. See Notice About This Presentation Operating Return on Equity1 17 10.8% Target: 10% above 90-day T-bill

See Notice About This Presentation 18 Segment Results

Underwriting Segment Overview ($ in millions) 19 See Notice About This Presentation Gross Written Premium Net Earned Premium Combined Ratio 1Q13 Total: $720 1Q14 Total: $747 1Q13 Total: $561 1Q14 Total: $563 1Q13 Total: 83.8% 1Q14 Total: 83.0% Segment Pretax Earnings 1Q13 Total: $98 1Q14 Total: $102 Note: Totals for GWP and NEP include Exited Lines.

See Notice About This Presentation U.S. Property & Casualty 20 Note: Results are first quarter 2014. 76.4% combined ratio – 8 point improvement in loss ratio 28% earnings growth 17% GWP growth in Liability led by Primary Casualty 22% GWP growth in Sports & Entertainment led by Disability Reunderwriting of Public Risk has been effective and remains a focus Gross Written Premium $173M

See Notice About This Presentation Professional Liability 21 79.8% combined ratio – 1 point improvement in loss ratio Long-term above average margins 3% NWP growth Mid-single digit price increases led by U.S. business Leader in worldwide D&O market Gross Written Premium $105M Note: Results are first quarter 2014.

See Notice About This Presentation Accident & Health 22 88.4% combined ratio – consistent with prior year 9% GWP growth 6% earnings growth Price increases above loss trends – market competitive but stable Medical Stop-loss not subject to Affordable Care Act Growth opportunities expected as Private Exchange market develops Gross Written Premium $236M Note: Results are first quarter 2014.

See Notice About This Presentation U.S. Surety & Credit 23 84.1% combined ratio Consistent, strong underwriting results Competitive environment for Surety and Credit Global economic recovery is a positive for Credit Gross Written Premium $51M Note: Results are first quarter 2014.

See Notice About This Presentation International 24 79.3% combined ratio 41.3% accident year loss ratio 8% GWP growth – increased premium in all major lines except property treaty Continued strong performance from Marine & Energy and Liability, particularly UK Professional Indemnity Gross Written Premium $181M Note: Results are first quarter 2014.

See Notice About This Presentation Investments 25 High quality portfolio with average rating of “AA” Investment leverage of 2x Buy and hold strategy with ample liquidity to fund liabilities Equity strategy is high dividend yield / low beta Reduced equity allocation to 6%; realized gains of $20M in 1Q14 Fixed Maturity Securities $6,095 Equity Securities 426 Short-term Investments 428 Total Investments $6,949 ($ in millions) Note: Results as of 3/31/14.

See Notice About This Presentation Investment Portfolio 26 Average Rating AA Average Duration 5.0 years Average Life 8.2 years Average Yield 3.5% Average Tax Equivalent Yield 4.4% Fixed Maturity Securities Asset Allocation Dividend Yield 4.0% Beta 0.8 Equity Securities Note: Results as of 3/31/14.

See Notice About This Presentation 27 Peer Comparison

28 Total Value Creation – 10 Years Source: Dowling & Partners; data through 12/31/13. See Notice About This Presentation

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 29 Source: Dowling & Partners; data through 12/31/13.

9.3 point difference versus peers over last year 11.5 point difference versus peers over last three years 10.8 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 30 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/13 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 83.4% 92.7% 86.0% 97.5% 85.5% 96.3% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers High quality investment portfolio Disciplined capital management Strong risk management practices Broadly experienced team 31

Reconciliation of Non-GAAP Financial Measure to GAAP

NON-GAAP FINANCIAL MEASURE: Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders' equity excluding accumulated other comprehensive income. To annualize a quarterly rate, the result is multiplied by four. Management believes annualized operating return on equity is a useful measure for understanding the Company's profitability relative to shareholders' equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

(In thousands)	Three months ended March 31, 2014
Numerator:	
GAAP net earnings	$107,911
Exclude:	
Net realized investment gain*	13,160
Foreign currency expense*	(2,542)
Total items excluded from operating earnings	10,618
Operating earnings	$97,293
Denominator:	
GAAP equity - beginning of period	$3,674,430
Exclude - Accumulated other comprehensive income	118,651
Beginning equity, as adjusted	$3,555,779
GAAP equity - end of period	$3,782,113
Exclude - Accumulated other comprehensive income	162,221
Ending equity, as adjusted	$3,619,892
Average equity, as adjusted	$3,587,836
Annualized operating return on equity	10.8%

*Net of tax, calculated using 35% statutory tax rate.

HCC

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